EXHIBIT 10.9

PALIGENT INC.

THIRD EXTENSION TO THE BOARD OF DIRECTORS

CONSULTING AND CONFIDENTIALITY AGREEMENT

THIS THIRD EXTENSION TO THE BOARD OF DIRECTORS CONSULTING AND CONFIDENTIALITY AGREEMENT, AS AMENDED (the “Third Extension”), is made as of this 16th day of May, 2001 (the “Effective Date”) by and between PALIGENT INC., a Delaware corporation (the “Company”) and Elliott H. Vernon (the “Consultant”).

WHEREAS, the Company and the Consultant have entered into a Board of Directors Consulting and Confidentiality Agreement dated as of January 1, 1998 (the “Agreement”);

WHEREAS, the Company and the Consultant have entered into an Extension to the Agreement dated December 3, 1998 (the “Extension”);

WHEREAS, the Company and the Consultant have entered into an Extension to the Agreement dated February 9, 2001 (the “Second Extension”);

WHEREAS, the Company and the Consultant wish to extend the Extension Term for an additional period of one year commencing January 1, 2001 and ending on December 31, 2001 (the “Third Extension Term”);

NOW, THEREFORE, the Company and the Consultant, in consideration of the mutual promises contained herein, hereby agree as follows:

13.           DEFINITIONS

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Agreement, the Extension and the Second Extension.

14.           THIRD EXTENSION

14.1    Engagement. The Company hereby retains the Consultant and the Consultant hereby agrees to perform the services described in Sections 2.1 and 2.2 of the Agreement for the Third Extension Term.

14.2    Consulting Compensation.  The Company and the Consultant agree to amend Section 4.2 by deleting paragraph (a) and replacing it as follows:

“Pay Consultant $50,000 per annum, payable in equal monthly installments.”

14.3    Incorporation of Agreement Provisions. Except as modified herein, the Company and Consultant agree that all of the provisions of the Agreement, the Extension and the Second Extension are incorporated herein and shall apply to the Consultancy during the Third Extension Term with the same force and effect as if forth herein.

15.           REPRESENTATION, WARRANTIES AND COVENANTS

Consultant hereby represents, warrants and covenants to the Company that the Consultant is under no contractual or other restriction or obligation which is inconsistent with his execution of this Third Extension or the performance of his duties hereunder and that, during the Third Extension Term, Consultant did not enter into any agreement either written or oral in conflict with this Third Extension.

The Consultant and the Company have executed and delivered this Third Extension as a document under seal as of the Effective Date.

PALIGENT INC.		CONSULTANT:

By:	/s/ Salvatore A. Bucci	/s/ Elliott H. Vernon
	Salvatore A. Bucci	Elliott H. Vernon
President and Chief Executive Officer